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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form 8-K/A

                                Amendment No. 1

                                      to

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  January 31, 2001
                                                        -----------------------


                           THE KEITH COMPANIES, INC.
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            (Exact name of registrant as specified in its Charter)


         California                  000-26561                  33-0203193
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



                2955 Red Hill Avenue, Costa Mesa, California           92626
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                     (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code      (714) 668-7001
                                                   ----------------------------


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         (Former name or former address, if changed since last report)
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     On January 31, 2001, HEA Acquisition, Inc., a California corporation and wholly owned subsidiary of The Keith Companies, Inc., a California corporation (the "Registrant") acquired substantially all of the assets and assumed substantially all of the liabilities of privately-held Hook & Associates Engineering, Inc., an Arizona corporation (the "Acquisition"). This transaction was initially reported on a Current Report on Form 8-K filed on behalf of the Registrant on February 15, 2001 (the "Original 8-K"). The Original 8-K incorrectly reported this Acquisition under Item 2 of Form 8-K. This amendment restates Items 2 and 7 of the Original 8-K and appropriately reports the Acquisition under Item 5 of Form 8-K.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 5.   OTHER EVENTS

     Acquisition of Hook & Associates Engineering, Inc.
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     The Keith Companies, Inc. a California corporation (the "Registrant") is the reporting company under this Form 8-K/A. On January 31, 2001, HEA Acquisition, Inc., a California corporation and wholly owned subsidiary of the Registrant acquired substantially all of the assets and assumed substantially all of the liabilities of privately-held Hook & Associates Engineering, Inc., an Arizona corporation. A copy of the press release issued by the Registrant on February 1, 2001 concerning the foregoing transaction is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     Financial Statements.
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     (a) and (b)   Not applicable.

     (c)   Exhibits.
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     2.1       Asset Purchase Agreement dated January 31, 2001 by and among
               Buyer, the Registrant, Seller and the shareholders of Seller.*

     99.1      Text of Press Release dated February 1, 2001.*

     _______________________

     * Previously filed with Original 8-K.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 5, 2001              THE KEITH COMPANIES, INC.


                                       /s/ Aram H. Keith
                                  By:  _______________________________________
                                       Aram H. Keith, Chief Executive Officer

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